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                                                  Exhibit 23



             CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February
25, 1997 appearing in Item 8 of Amoco Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.








PRICE WATERHOUSE LLP
Chicago, Illinois
May 29, 1997